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                       SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549

                                    Form 8-K

                                 CURRENT REPORT

                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934


        Date of Report (Date of earliest event reported): April 11, 2003


                   OPTION ONE MORTGAGE ACCEPTANCE CORPORATION

            (AS DEPOSITOR UNDER THE POOLING AND SERVICING AGREEMENT, DATED AS OF APRIL 1, 2003, PROVIDING FOR THE ISSUANCE OF
             ASSET BACKED PASS-THROUGH CERTIFICATES, SERIES 2003-3)


                   Option One Mortgage Acceptance Corporation
                   ------------------------------------------
             (Exact name of registrant as specified in its charter)
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           Delaware                333-104020                 33-0727357
           --------                ----------                 ----------
(State or Other Jurisdiction      (Commission            (I.R.S. Employer
of Incorporation)                 File Number)           Identification Number)

         3 Ada
         Irvine, California                                       92618
         ------------------                                       -----
(Address of Principal Executive Offices)                        (Zip Code)


Registrant's telephone number, including area code:  (949) 790-8100
                                                     --------------


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                                       -2-

Item 5.  Other Events
         ------------

Description of the Certificates and the Mortgage Pool

         Option One Mortgage Acceptance Corporation (the "Registrant") plans a series of certificates, entitled Option One Mortgage Loan Trust 2003-3, Asset-Backed Certificates, Series 2003-3 (the "Certificates"), to be issued pursuant to a pooling and servicing agreement, dated as of April 1, 2003, among the Registrant as depositor, Option One Mortgage Corporation as master servicer and Wells Fargo Bank Minnesota, National Association as trustee. The Certificates to be designated as the Series 2003-3 Certificates will represent in the aggregate the entire beneficial ownership interest in a trust fund (the "Trust Fund") consisting primarily of a pool (the "Mortgage Pool") of conventional, one- to four-family, first lien and second lien adjustable-rate and fixed-rate mortgage loans having original terms to maturity up to 30 years (the "Mortgage Loans").

Computational Materials

         Banc of America Securities LLC (the "Underwriter") has advised the Registrant that it has furnished to certain prospective purchasers of Certificates certain materials, herein referred to as "Computational Materials", in written form, which Computational Materials are in the nature of data tables and term sheet information relating to the Mortgage Loans or other assets of the Trust Fund, the structure of the Certificates and terms of certain classes of Certificates, and the hypothetical characteristics and hypothetical performance of certain classes of Certificates under certain assumptions and scenarios.

         The Computational Materials have been provided by the Underwriter. The information in the Computational Materials is preliminary and will be superseded by the Prospectus Supplement relating to the Certificates and by any other information subsequently filed with the Commission.

         The Computational Materials were prepared by the Underwriter at the request of certain prospective investors. The Computational Materials may be based on information that differs from the information set forth in the Prospectus Supplement.

Item 7.  Financial Statements and Exhibits
         ---------------------------------

              (a)      Not applicable

              (b)      Not applicable

              (c)      Exhibits


         Exhibit No.                                        Description
         -----------                                        -----------
             99.1                   Computational Materials (as defined in Item 5) that have been provided by Banc of America Securities LLC to certain prospective purchasers of Option One Mortgage Loan Trust 2003-3, Asset-
                                    Backed Certificates, Series 2003-3.





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                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

Dated: April 11, 2003

                                                 OPTION ONE MORTGAGE ACCEPTANCE
                                                 CORPORATION


                                                 By:   /s/ David S. Wells
                                                       ------------------------
                                                 Name:     David S. Wells
                                                 Title:    Assistant Secretary

                                                 Index to Exhibits
                                                 -----------------




                                                                                                 Sequentially
     Exhibit No.                                 Description                                    Numbered Page
     -----------                                 -----------                                    -------------
        99.1           Computational Materials (as defined in Item 5) that                            P
                       have been provided by Banc of America Securities LLC to
                       certain prospective purchasers of Option One Mortgage
                       Loan Trust 2003-3, Asset-Backed Certificates, Series
                       2003-3.











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                                  EXHIBIT 99.1

                                 FILED BY PAPER